SUMMARY PROSPECTUS    April 5, 2010

JETSSM Exchange-Traded Trust

JETSSM Contrarian Opportunities Index Fund
Ticker: JCO

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated April 5, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to www.jetsetfs.com, call, toll free, (866) 528-0029, or write to JETSSM Exchange Traded Funds, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

Investment Objective

The Fund, an exchange-traded fund, seeks performance results that, before fees and expenses, correspond generally to the performance of a benchmark index that measures the investment return of securities that are consistent with contrarian principles.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares in the Fund. Transaction costs that may be incurred by the investor such as brokerage commissions for buying and selling securities are not reflected in the Example.

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund’s assets)
Management Fees:	0.58%
Distribution and/or Service (12b-1) Fees:	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses Before Waiver	0.58%
Fee Waiver and/or Expense Reimbursement 1	(0.00)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.58%
———————
1      Javelin Investment Management, LLC has contractually agreed to waive its management fee and/or pay certain operating expenses of the Fund to the extent necessary to prevent the operating expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.58% of average net assets per year, at least until April 30, 2011.  The waiver arrangements cannot be terminated prior to April 30, 2011.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS
$59	$186

Portfolio Turnover

The Fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or the above example, affect fund performance.

Principal Investment Strategies

The Fund employs a “passive management”--or indexing--investment approach designed to track the performance of the Dow Jones U.S. Contrarian Opportunities IndexSM (the “Target Index”) As its primary strategy, the Fund generally attempts to track the performance of the Target Index by using a representative sampling strategy, pursuant to which the Fund’s assets may not be invested in substantially all of the securities that make up the Target Index, and/or the Fund’s weightings in each security may differ from those of Target Index. The Fund may invest a portion of its assets in securities not included in its Target Index but which the Adviser or Sub-Adviser believes will help the Fund track its Target Index.

Contrarian investing refers to the investment style that seeks to identify and invest in public companies that are temporarily out of favor.

Dow Jones U.S. Contrarian Opportunities IndexSM

The Dow Jones U.S Contrarian Opportunities IndexSM is an index maintained by Dow Jones Indexes based on a stringent and published methodology. The Target Index is a equal-weighted index consisting of 125 securities, each of which is a domestic security. As of March 17, 2010, the Target Index’s three largest stocks were Psychiatric Solutions Inc., Zumiez Inc., and Red Robin Gourmet Burgers Inc. and its three largest industries were Consumer Services, Healthcare and Industrials. As of March 17, 2010, the capitalization of companies represented in the Target Index ranged from $125 million to $50.42 billion, and the average market capitalization of the companies in the Target Index was $4.3 billion. The Fund uses a representative sampling strategy in seeking to track the Target Index. The securities composing the Target Index include equity securities of U.S. companies (including common stocks).

Risks

The Fund is subject to certain risks. The principal risks to which the Fund is subject are described below.

•
Stock market Risk: the risk that stock prices overall will decline over a given period of time. The Fund’s total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. Stock markets tend to be volatile, with periods of rising prices and periods of falling prices.

•
Index Risk: the risk that stocks in the Target Index may underperform stock market investments that track other markets, segments or sectors. The Sub-Adviser does not actively manage the Fund and therefore does not attempt to analyze, quantify or control the risks associated with investing in stocks of companies in the Target Index.

•
Tracking Error Risk: the risk that the Fund will not provide investment performance tracking the Target Index. The Fund’s return may not match the return of the Target Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Target Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Target Index. Since the Target Index components may change on a quarterly basis, the Fund’s costs associated with rebalancing may be greater than those incurred by other exchange-traded funds that track indices whose composition changes less frequently. In addition, if the Fund employs a representative sampling strategy, the stocks held by the Fund may provide performance that differs significantly from the aggregate performance of all of the stocks comprising the Target Index.

•
Replication Management Risk: the risk that because the Fund is not ‘‘actively’’ managed, it would not usually sell a stock because the stock’s issuer was in financial trouble unless that stock is removed from the Fund’s Target Index.

•	Small- and Mid-Capitalization Risk: the risk that these stocks may be volatile. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

•
Market Price Risk: the risk associated with the fact that the shares of the Fund are listed on the New York Stock Exchange Arca ™, Inc. (“NYSE Arca™ ”) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Fund shares typically will approximate its Net Asset Value (“NAV”), there may be times when the market price and the NAV differ significantly. Thus, the investor may pay more than NAV when buying Fund shares on the secondary market, and may receive less than NAV when the investor sells Fund shares.

•
Trading Halts Risk: the risk that trading of the Fund shares on the NYSE Arca ™ may be halted if NYSE Arca™ officials deem such action appropriate in the interest of a fair and orderly market or to protect investors, if the Fund shares are delisted from the NYSE Arca™ or if the activation of market-wide “circuit breakers” halts stock trading generally. If trading is halted, investors may not be able to dispose of Fund shares that they own.

Performance Information

No performance information is available for the Fund because the Fund has not yet completed a full calendar year of investment operations as of the date of this Prospectus.

Management

Investment Adviser:  Javelin Investment Management, LLC

Sub-Adviser:  Esposito Partners, LLC

Portfolio Managers

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Kris Marca	Since 2010	Co-Portfolio Manager
Benjamin Deweese	Since 2010	Co-Portfolio Manager

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund or ETF.  Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and investors may pay a commission to such broker-dealers. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (a discount).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see the “Taxes on Distributions” section of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

Neither the Fund nor any of its related companies pay financial intermediaries for the sale of Fund Shares or related services.